Supplement Dated November 8, 2001*
                   to the Prospectus Dated October 30, 2001
       of American Express(R) Variable Portfolio Funds S-6466-99 U (10/01)

The following paragraphs replace the "Principal Investment Strategies" section of the AXP(SM) Variable Portfolio - Blue Chip Advantage Fund.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, at least 80% of the Fund's net assets are invested in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries. A common measure of blue chip stocks is the S&P 500 Composite Stock Price Index (S&P 500). The S&P 500 is an unmanaged market index used to measure the total return of the U.S. stock market (the Fund may change this market index from time to time). While the Fund invests in stocks included in the S&P 500, it is not an index fund, it may own companies not included in the index, and its results will likely differ from the index. Selecting blue chip stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment advisor*, makes investment selections by:

o Identifying companies with:

  -- attractive valuations,
  -- financial strength,
  -- strong, sustainable earnings growth, and -- improving growth dynamics.

o Buying a diversified portfolio of securities.
o Buying equity securities not included in the S&P 500 if those securities meet the standards described above.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o The security is overvalued relative to alternative investments.
o Political, economic, or other events could affect the company's performance.
o Potential losses can be minimized (i.e., in a market down-turn).
o Profits should be locked-in.
o A more attractive opportunity exists.
o The company or the security continues to meet the other standards described above.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

* Each Fund pays IDS Life a fee for managing its assets. IDS Life and AEFC have an Investment Advisory Agreement that calls for IDS Life to pay AEFC a fee for investment advice.

The following expense information replaces the information for the AXP Variable Portfolio - Blue Chip Advantage Fund in the "Fees and Expenses" section of the prospectus:

Fund                                           Other expenses        Total

AXP VP - Blue Chip Advantage Fund                  0.12%             0.78%

The following paragraph is added to "The Funds" section of the prospectus:

The Fund has applied for an order from the Securities and Exchange Commission to permit American Express Financial Corporation (AEFC), subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, a majority of the Fund's outstanding voting securities, pursuant to voting instructions provided by contract owners, will need to approve operating the Fund in this manner. If the order is granted and shareholder approval is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The order may prohibit AEFC from entering into subadvisory agreements with affiliates of AEFC without shareholder approval, unless those affiliates are wholly-owned subsidiaries of AEFC. There is no assurance the order will be granted and shareholder approval will be received, and no changes will be made until that time.

S-6466-14 A (11/01)
* Valid until October 30, 2002.